EXHIBIT 10.22

                      AMENDMENT
                 TO EMPLOYMENT AGREEMENT
                   DATED JUNE 1, 1993




         Reference is made to the Executive Employment Agreement dated as of June 1, 1993 (the "Agreement") by and between J. Baker, Inc. and John E. Lattanzio. Pursuant to paragraph 19 of the
Agreement and in order to amend certain provisions of the Agreement, the Agreement is hereby amended as follows:

         1. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on April 1, 1995" in the fourth line thereof and inserting in its place the phrase "ending on April
1, 1996".

         2. All other terms of the Agreement shall remain unchanged and continue in full force and effect.




J. BAKER, INC.





      /s/ Jerry M. Socol                    February 9, 1995
      -----------------------               ----------------

By:   Jerry M. Socol                        Date
      President and
      Chief Executive Officer






     /s/John E. Lattanzio                   February 9, 1995
     ------------------------               ----------------
      John E. Lattanzio                     Date